Exhibit 10.1

Execution Version

BORROWING BASE REDETERMINATION AGREEMENT AND FOURTH

AMENDMENT TO CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 17, 2020, is by and among AMPLIFY ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”), AMPLIFY ACQUISITIONCO LLC, a Delaware limited liability company (the “Parent”), each of the other undersigned guarantors (together with the Borrower, and the Parent, collectively, the “Loan Parties”), each of the Lenders that is a signatory hereto and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.    The Borrower, the Parent (as successor by conversion to Amplify Acquisitionco Inc.), the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019, that certain Second Amendment to Credit Agreement dated as of July 16, 2019, that certain Borrowing Base Redetermination Agreement and Third Amendment to Credit Agreement dated as of June 12, 2020, and as further amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The Borrower has provided the necessary Engineering Report in order for the Administrative Agent and the Lenders to complete the fall 2020 Scheduled Determination of the Borrowing Base and, after reviewing such Engineering Report, the Administrative Agent and the Lenders have recommended (i) reaffirming the Borrowing Base of $260,000,000, and (ii) maintaining the Aggregate Commitments at $260,000,000.

C.    The Borrower, the Parent, the Administrative Agent and the Lenders party hereto desire to enter into this Amendment, to among other things, make certain amendments to the Credit Agreement.

D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement, as modified hereby. Unless otherwise indicated, all section and exhibit references in this Amendment refer to the respective sections and exhibits in the Credit Agreement.

Section 2.    Reaffirmation of the Borrowing Base and Confirmation of Aggregate Commitments. In accordance with Section 2.05(b)(i) of the Credit Agreement, on and as of the Effectiveness Date (defined below) the Borrowing Base shall be, and hereby is, reaffirmed at

$260,000,000, which Borrowing Base shall remain in effect until otherwise redetermined or adjusted in accordance with the provisions of the Credit Agreement. Both the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the foregoing redetermination of the Borrowing Base pursuant to this Section 2 shall constitute the regularly scheduled fall 2020 Scheduled Determination of the Borrowing Base and shall not constitute a Special Determination. For the avoidance of doubt, the Aggregate Commitments shall remain at $260,000,000 on and after the Effectiveness Date.

Section 3.    Amendment to Credit Agreement. Section 6.19(c) of the Credit Agreement is hereby amended and restated to provide as follows:

“(c) From and after July 12, 2020, the Borrower shall enter into from time to time (and thereafter, the Borrower shall maintain in effect) Hedge Transactions with Approved Counterparties in respect of commodity prices for crude oil and natural gas such that, as of any date of determination, the notional aggregate volumes of crude oil and natural gas covered by all Hedge Transactions of the Borrower as of any date of determination equal or exceed (but subject at all times to the limitations in Section 7.12) (i) sixty percent (60%) of the reasonably anticipated projected aggregate amount of production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the Initial Engineering Report or the then most recently delivered Engineering Report, during the period of twelve (12) consecutive full calendar months immediately following any such date of determination and (ii) thirty percent (30%) of the reasonably anticipated projected aggregate amount of production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the Initial Engineering Report or the then most recently delivered Engineering Report, during the period of twelve (12) consecutive full calendar months immediately following the period described in the foregoing clause (i) of this Section 6.19(c) (and the Borrower shall, upon request, provide to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent demonstrating the Borrower’s compliance with the foregoing); provided that, in addition to, and without in any way limiting, the foregoing provisions of this Section 6.19(c), on or before December 9, 2020, the Borrower shall provide evidence reasonably satisfactory to the Administrative Agent that the Borrower has, as of such date, entered into Hedge Transactions of the type described above in this Section 6.19(c) (and thereafter, the Borrower shall maintain in effect) (x) during the 2021 fiscal year, equal to at least sixty-five percent (65%) and (y) during the 2022 fiscal year, equal to at least forty-five percent (45%), in each case, of the reasonably anticipated projected aggregate amount of production of natural gas and crude oil (calculated on an equivalent basis) for each such fiscal year from the Loan Parties’ Oil and Gas Properties comprising Proved Developed Producing Reserves evaluated in the Engineering Report dated October 1, 2020.

Section 4.    Effectiveness. This Amendment shall become effective on the date (the “Effectiveness Date”) on which each of the following conditions is satisfied:

4.1    The Administrative Agent shall have received counterparts of this Amendment from the Parent, the other Loan Parties and the Required Lenders.

2

4.2    Each of the Parent, the Borrower and each other Loan Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment each of the Parent, the Borrower and each other Loan Party does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of the Parent, the Borrower and each other Loan Party, (b) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the each of the Parent, the Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the representations and warranties by the each of the Parent, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document to which such entity is a party are true and correct on and as of the Effectiveness Date in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case was true and correct, in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall continue to be true and correct in all respects) as of such earlier date, and (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5.    Miscellaneous.

5.1    Confirmation and Effect and No Waiver. The provisions of the Credit Agreement (as modified by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document for all purposes under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Public Parent, the Parent, the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall serve as a modification to the Credit Agreement, but shall not extinguish or novate the Loans or any other Obligation under the Credit Agreement.

5.2    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms all of their respective Obligations and each of their other obligations under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to

3

which it is a party, as modified hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Secured Obligations (except to the extent that such Liens have been released in accordance with the Loan Documents) and affirms that after giving effect to this Amendment, the terms of the Security Instruments secure, and will continue to secure, all Secured Obligations thereunder, and (e) agrees that its guarantee under the Guaranty, if applicable, and the other Loan Documents to which it is a party, as modified hereby, remains in full force and effect with respect to the Obligations.

5.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4    No Oral Agreement. THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5    Governing Law. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 10.04 of the Credit Agreement.

5.7    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under Section 10.06 of the Credit Agreement.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC,
a Delaware limited liability company,
as the Borrower

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

PARENT:	AMPLIFY ACQUISITIONCO LLC,
a Delaware limited liability company,
as the Parent

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

GUARANTORS:	AMPLIFY ENERGY SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

BETA OPERATING COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY, a California corporation

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

AMPLIFY OKLAHOMA OPERATING LLC, a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, as Administrative Agent
and as a Lender

	By:	/s/ Matthew L. David
	Name:	Matthew L. Davis
	Title:	Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	DNB CAPITAL LLC, as a Lender

	By:	/s/ Ahelia Singh
	Name:	Ahelia Singh
	Title:	Assistant Vice President

	By:	/s/ Mita Zalavadia
	Name:	Mita Zalavadia
	Title:	Assistant Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	KEYBANK, NATIONAL ASSOCIATION as a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Cody Chance
	Name:	Cody Chance
	Title:	Vice Presient

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

	By:	/s/ Jacob W. Lewis
	Name:	Jacob W. Lewis
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	OCM ENGY Holdings, LLC, as a Lender

By: Oaktree Fund GP, LLC
Its: Manager

By: Oaktree Fund GP I, L.P.
Its: Managing Member

	By:	/s/ Allen Li
	Name:	Allen Li
	Title:	Authorized Signatory

	By:	/s/ Brook Hinchman
	Name:	Brook Hinchman
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Anthony Joseph
	Name:	Anthony Joseph
	Title:	Associate Director

	By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Mahesh Mohan
	Name:	Mahesh Mohan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]